UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2011

GLOBAL EARTH ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

0-31343 (Commission File Number)	36-4567500 (IRS Employer Identification No.)
1213 Culberth Drive, Wilmington, North Carolina (principal executive offices)	28405 (Zip Code)

(910) 509-7232
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01- Other Events.

On June 28, 2011: Global Earth Energy, Inc., the registrant, and Modern Coal, LLC, a Texas major contract mining company, announced that through Global Earth Natural Resources, L.L.C., their jointly-owned limited liability company, that they have received a contract dated June 15, 2011 from a large international coal group to purchase coal from Global Earth Natural Resources, L.L.C’s soon-to-be-acquired Samuel Coal property.  The total value of the contract is estimated to be $360 million over a 36-month period.  The registrant filed a Form 8-K with the SEC with respect to the Samuel Coal purchase on June 20, 2011.

A copy of the press release dated June 28, 2011 announcing the contract is attached to this report as an exhibit.

Moreover, the registrant announced on June 28, 2011, that Global Earth Natural Resources, L.L.C. has received an initial deposit of $28 million in the form of a letter of credit (LOC) from a foreign bank located in New York City.  After a customary site visit and confirmation of Global Earth Natural Resources, L.L.C.’s ability to fulfill the contract in full, the LOC will be increased to 100,000 tons of coal per month for 36 months at a price of $103.00 per ton.

Samuel Coal’s Kentucky-based mines are historically prolific producers of coal and have attracted strong interest from major coal suppliers from around the world.  Global Earth Natural Resources, L.L.C. is under agreement to purchase all of Samuel Coal’s operations with the closing date of August 11, 2011.  Global Earth Natural Resources, L.L.C. completed its initial cash down payment to Samuel Coal on June 22, 2011.  The Samuel Coal operations are located on approximately 5,000 acres near Hindman in the eastern part of Kentucky.  For additional information on the property, please visit the registrant’s website at www.globalearthenergy.com.

Item 9.01- Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transaction.  Not applicable.

(d)

Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibits
99.1

Press release dated June 28, 2011, that Global Earth Natural Resources, L.L.C., a jointly-owned limited liability company by Global Earth  Energy, Inc. and Modern Coal, LLC,, that they have received a contract dated June 15, 2011 from a large international coal group to purchase coal from Global Earth Natural Resources, L.L.C’s soon-to-be-acquired Samuel Coal property, and receipt of an initial deposit of $28 Million in the form of a letter of credit (LOC) from a foreign bank located in New York City.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2011.	GLOBAL EARTH ENERGY, INC.
*

By /s/ Sydney A. Harland
Sydney A. Harland, Chief Executive Officer